UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VONTIER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VONTIER CORPORATION 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET. For shares held in a Plan, vote by May 22, 2022 11:59 PM ET. VONTIER CORPORATION 5438 WADE PARK BOULEVARD, SUITE 600 RALEIGH, NC 27607 D68613-P69211 You invested in VONTIER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2022 8:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/VNT2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1a. Election of Director: Robert L. Eatroff  For 1b. Election of Director: Martin Gafinowitz  For 1c. Election of Director: Andrew D. Miller  For 2. To ratify the appointment of Ernst & Young LLP as Vontier’s independent registered public accounting firm for the year ending December 31, 2022.  For 3. To approve, on an advisory basis, Vontier’s named executive officer compensation as disclosed in the Proxy Statement.  For 4. To amend Vontier’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.  For 5. To amend Vontier’s Amended and Restated Certificate of Incorporation to eliminate supermajority provisions.  For Note: To consider and act upon other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D68614-P69211